Exhibit 10.10

SHARE EXCHANGE AGREEMENT

SHARE EXCHANGE AGREEMENT (this “Agreement”), dated as of September 23, 2022 (the “Effective Date”), by and between Trailblazer Merger Corporation I, a Delaware corporation (hereinafter referred to as “TBMC”) and the undersigned Trailblazer Sponsor Group, LLC (the “Stockholder”). TBMC and the Stockholder are sometimes referred to in this Agreement individually as a “Party” and, collectively, as the “Parties.”

RECITALS

A.    The Stockholder owns 1,940,625 shares of TBMC Class B common stock, par value $0.0001per share and desires to exchange 1,940,624 of such shares (the “Class B Common Stock”) for 1,940,624 shares of Class A common stock (the “Class A Common Stock”) of TBMC as hereinafter provided.

B.    It is the intention of the parties hereto that:

(1)	The Stockholder shall acquire 1,940,624 shares of Class A Common Stock in exchange for 1,940,624 shares of Class B Common Stock (the “Share Exchange”);

(2)	Upon the completion of the Share Exchange, the Stockholder will own 1,940,624 shares of Class A Common Stock and 1 share of Class B Common Stock; and

(3)	The Share Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, (the “Act”) and under the applicable securities laws of the state or jurisdiction where the Stockholder exists.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, the Parties hereto, intending to be legally bound, agree as follows:

1.             Exchange of Shares. As of the Effective Date, the Stockholder hereby sells, transfers, conveys, assigns, and delivers to TBMC the Class B Common Stock free and clear of all liens, security interests, pledges, equities and claims of any kind, voting trusts, stockholder agreements and other encumbrances and in exchange TBMC hereby issues the Class A Common Stock to the Stockholder.

2.             Representations of stockholder. The Stockholder hereby represents and warrants to the company as follows:

(a)                Ownership. The Stockholder is duly organized, validly existing and in good standing under the laws of its place of organization. The Stockholder is the owner of record and beneficially of the Class B Common Stock, free and clear of all liens and encumbrances and has not sold, pledged, assigned or otherwise transferred the Class B Common Stock.

(b)              No Conflict. The execution, delivery and performance by the Stockholder of this Agreement will not conflict with or result in the breach of or constitute a default under any other agreement or instrument to which the Stockholder is a party of which it or its property may be bound, or result in the creation of any lien thereunder. The execution, delivery or performance by the Stockholder of this Agreement does not contravene any law, regulation, order or judgment applicable to or binding on the Stockholder.

(c)               Authorization. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(d)              No Consents or Approvals. The execution, delivery or performance by the Stockholder of this Agreement do not require the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, any federal, state or local governmental commission, authority, agency or body.

(e)               Accredited Investor. The Stockholder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(f)                Investment Intent. The Stockholder (i) understands that the Class A Common Stock has not been, and will not be, registered under the Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is acquiring the Class A Common Stock solely for its own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Class A Common Stock, and (v) is able to bear the economic risk and lack of liquidity inherent in holding the Class A Common Stock.

3.             REPRESENTATIONS AND WARRANTIES OF TBMC.

TBMC hereby represents and warrants to the Stockholder as follows:

(a)               Organization and Good Standing. TBMC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased, or operated and such business is now conducted.

(b)              The Class A Common Stock. The Class A Common Stock to be issued to the Stockholder has been duly authorized for issuance and will be validly issued, fully paid and nonassessable.

(c)              No Conflict. The execution, delivery and performance by TBMC of this Agreement will not conflict with or result in the breach of or constitute a default under TBMC’s articles of incorporation, bylaws or other constituent instruments or any other agreement or instrument to which TBMC is a part of which it or its property may be bound, or result in the creation of any lien thereunder. The execution, delivery or performance by TBMC of this Agreement does not contravene any law, regulation, order or judgment applicable to or binding on TBMC.

(d)              Authorization. This Agreement has been duly authorized, executed and delivered by TBMC and constitutes a legal, valid and binding obligation of TBMC, enforceable against TBMC in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to creditors’ rights generally and (ii) general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

(e)              No Consents or Approvals. The execution, delivery or performance by of this Agreement does not require the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, any federal, state or local governmental commission, authority, agency or body.

4.             Miscellaneous.

(a)              Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

(b)              Amendment. This Agreement may be amended or modified only by an instrument signed by TBMC and the Stockholder.

(c)             Assignment. This Agreement is not assignable except by operation of law.

(d)              Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Parties at their addresses on the signature page below, or at such other addresses as the Parties may designate by ten (10) days advance written notice to the other Parties hereto.

(e)              Governing Law. This Agreement shall be construed, and the legal relations among the Parties determined, in accordance with the laws of the State of Delaware, thereby precluding any choice of law rules which may direct the application of the laws of any other jurisdiction.

(f)               Entire Agreement. This Agreement contains the entire agreement among the Parties with respect to the exchange of the Class B Common Stock for the Class A Common Stock and related transactions, and supersedes all prior agreements, written or oral, with respect thereto.

(g)             Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(h)             Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

(i)               Counterparts; Facsimile Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(j)               Expenses. Each Party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

(k)             Further Assurances. The Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Share Exchange Agreement on the date first above written.

TRAILBLAZER MERGER CORPORATION I

By:	/s/ Scott Burrell
Name:	Scott Burell
Title:	Chief Financial Officer

TRAILBLAZER SPONSOR GROUP, LLC

By:	/s/ Joseph Hammer
Name:	Joseph Hammer
Title:	Manager